SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (Date of earliest event reported): September 14, 1999



                            RESEARCH ENGINEERS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                 0-28560                22-2356861
    (State or Other      (Commission File Number)      (IRS Employer
    Jurisdiction of                                 Identification No.)
     Incorporation)



                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                   (Address of Principal Executive Offices)


                                (714) 974-2500
             (Registrant's telephone number, including area code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 14, 1999, Research Engineers, Inc. ("the Company") acquired 70% of the outstanding stock of NetGuru Systems, Inc. and NetGuru Consulting, Inc. (collectively, "NetGuru"). The terms of the agreement provide for the acquisition of the remaining 30%
         interest on December 15, 1999.    The stock was acquired from Bharat
         Manglani.

         NetGuru is a provider of Information Technology ("IT") Services headquartered in Waltham, Massachusetts.

         The acquisition is expected to be accounted for using the purchase method of accounting. The aggregate purchase, including acquisition costs, will be approximately $5.6 million. Approximately $3.9 million of this was paid upon the closing of the initial 70% interest in a combination of cash and shares of the Company's common stock. The cash portion of the purchase price was obtained through the issuance of shares of the Company's newly created Series B 5% Convertible Preferred Stock. The remainder of the purchase price will be payable upon closing the remaining 30% interest (scheduled to occur on December 15, 1999) in a combination of cash and a promissory note. In determining the purchase price for NetGuru, the Company took into account the value of companies of similar industry and size to NetGuru, comparable transactions and the market for such companies generally.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial statements of businesses acquired

            It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The registrant shall file the required financial statements under cover of Form 8-K/A on or before November 28, 1999.

      (b) Pro forma financial information.

            To be provided on or before November 28, 1999.

      (c)    Exhibits

            2.1 Amended and Restated Stock Purchase Agreement, without exhibits and schedules, dated as of September 14, 1999 among the Company, NetGuru Systems, Inc., NetGuru Consulting, Inc.
                 and Bharat Manglani

            2.2  Earn-Out  Agreement dated as of September 14, 1999, between the
                 Company and Bharat Manglani

            2.3 Registration Rights Agreement dated as of September 14, 1999 between the Company and Bharat Manglani

            2.4 Securities Purchase Agreement, without exhibits and schedules, dated as of September 14, 1999 between the Company and The
                 Shaar Fund Ltd.

            2.5 Registration Rights Agreement, dated as of September 14, 1999 between the Company and The Shaar Fund Ltd.

            2.6 Securities Purchase Agreement, without exhibits and schedules, dated as of September 14, 1999 between the Company and Triton
                 Private Equities Fund, L.P.

            2.7 Registration Rights Agreement dated as of September 14, 1999 between the Company and Triton Private Equities Fund, L.P.

            4.1  Certificate of Designation of Series B 5% Convertible Preferred
                 Stock of Research Engineers, Inc. dated September 14, 1999.

            4.2 Common Stock Purchase Warrant dated as of September 14, 1999 issued by the Company to The Shaar Fund Ltd.

            4.3 Common Stock Purchase Warrant dated as of September 14, 1999 issued by the Company to Triton Private Equities Fund, L.P.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 28, 1999

                                          RESEARCH ENGINEERS, INC.


                                          By: /S/ WAYNE BLAIR
                                             Wayne Blair
                                             Chief Financial Officer,
                                             Secretary
                                             and Treasurer


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
                                  Exhibit Index
Exhibit 2.1 Amended and Restated Stock Purchase Agreement, without exhibits and schedules, dated as of September 14, 1999 among the Company, NetGuru Systems, Inc. and Bharat Manglani

Exhibit 2.2 Earn-Out Agreement dated as of September 14, 1999, between the Company and Bharat Manglani

Exhibit 2.3    Registration Rights Agreement dated as of September 14,
               1999 between the Company and Bharat Manglani

Exhibit 2.4 Securities Purchase Agreement, without exhibits and schedules, dated as of September 14, 1999 between the Company and The
               Shaar Fund Ltd.

Exhibit 2.5 Registration Rights Agreement, dated as of September 14, 1999 between the Company and The Shaar Fund Ltd.

Exhibit 2.6 Securities Purchase Agreement, without exhibits and schedules, dated as of September 14, 1999 between the Company and Triton Private Equities Fund, L.P.

Exhibit 2.7 Registration Rights Agreement, dated as of September 14, 1999 between the Company and Triton Private Equities Fund, L.P.

Exhibit 4.1    Certificate of Designation of Series B 5% Convertible Preferred
               Stock of Research Engineers, Inc. dated September 14, 1999.

Exhibit 4.2 Common Stock Purchase Warrant dated as of September 14, 1999 issued by the Company to The Shaar Fund Ltd.

Exhibit 4.3 Common Stock Purchase Warrant dated as of September 14, 1999 issued by the Company to Triton Private Equities Fund, L.P.





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